[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

LANDMARK
NEW YORK TAX FREE
INCOME FUND

ANNUAL
REPORT

December 31, 1997

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------| |--------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

--------------------------------------| |--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.


NYTFI/A/97        Printed on Recycled Paper

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

     The positive economic influences that drove municipal bond prices higher during the first half of 1997 also produced market rallies during the second half of the year. The U.S. and New York economies continued to enjoy the effects of low rates of inflation, even when the pace of economic activity increased to levels that historically have triggered inflationary pressures. When fixed-income investors became convinced that the U.S. economy was more resilient than they originally believed and that low inflation would persist, long-term interest rates fell to their lowest levels in years.

     In this environment, the Fund's investment adviser, Citibank, N.A., continued to manage the Landmark New York Tax Free Income Fund with the goal of achieving its investment objectives: to generate high levels of current income exempt from federal, New York State and New York City personal income taxes, and to preserve the value of its shareholders' investment. Consistent with this objective, the Fund invests in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers that pay interest that is exempt from federal, New York State and New York City personal income taxes.

     This report reviews the Fund's investment activities and performance during the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for New York's municipal bond market.

     The Fund held a Special Meeting of Shareholders in October to consider certain proposals seeking increased flexibility to invest in more than one investment company, consistent with the Fund's investment objectives. Shareholders were also asked to vote on certain changes to the Fund's investment restrictions and governing documents, as well as certain other matters, to permit these changes. Also considered were proposals to approve a new Management Agreement with Citibank, N.A., a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, to authorize certain technical amendments to the Fund's investment restrictions, to approve selection of the Fund's accountants and to elect trustees. All proposals were approved by shareholders. Additionally, effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM New York Tax Free Income Portfolio. You will receive an updated prospectus reflecting the Fund's new name shortly.

     On behalf of the Board of Trustees of the Funds, I want to thank you for your confidence and participation.

/S/ Philip W. Coolidge

    Philip W. Coolidge
    President
    January 20, 1998

-------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o   Are not bank deposits or FDIC insured
o   Are not obligations of or guaranteed by Citibank or any of its affiliates.
o Are subject to investment risks, including possible loss of the principal amount invested.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

1   A Letter to Our Shareholders
-------------------------------------------------------------------------------
2   Market Environment
    Fund Snapshot
-------------------------------------------------------------------------------
    Portfolio Manager
3   The Portfolio Manager Responds
    Quotes From the Portfolio Manager
-------------------------------------------------------------------------------
    Strategy and Outlook
4   Landmark New York Tax Free
    Income Fund--By the Numbers
-------------------------------------------------------------------------------
5   Fund Data
    Performance Highlights
-------------------------------------------------------------------------------
6   Portfolio of Investments
-------------------------------------------------------------------------------
8   Statement of Assets and Liabilities
-------------------------------------------------------------------------------
9   Statement of Operations
-------------------------------------------------------------------------------
10  Statement of Changes in Net Assets
-------------------------------------------------------------------------------
11  Financial Highlights
-------------------------------------------------------------------------------
12  Notes to Financial Statements
-------------------------------------------------------------------------------
15  Independent Auditors' Report
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               MARKET ENVIRONMENT
-------------------------------------------------------------------------------

     Like their taxable counterparts, municipal bonds enjoyed the benefits of a positive U.S. economic environment. Despite periods of relatively strong economic growth, the rate of inflation remained at historically low levels. Even high rates of employment, traditionally a harbinger of inflationary pressures, failed to create an acceleration of inflation. Another important indicator of inflationary pressures, commodity prices, actually declined over the year.

     In this environment, New York benefitted from the tax revenues that high levels of employment and heightened economic activity tend to produce. The State achieved a large budget surplus for the fiscal year. As a result, prices of existing municipal bonds rose. New York City was also a beneficiary of the vibrant economy, particularly within the financial services sector. Increased taxes from Wall Street firms and employees helped the City achieve its revenue goals. In addition, the formation of the Transitional Finance Authority relieved the City government of some of the burden of public borrowing, a positive development for the city's existing debt.

     In the second half of the year, however, municipal bonds lagged the rally in comparable U.S. Treasury securities. Debt obligations of the federal government benefitted from positive economic developments that occurred simultaneously with sharp reductions in the federal budget deficit, a combination that resulted in less issuance of U.S. Treasury securities. On the other hand, the tax-exempt markets saw an increase in the available supply of new municipal bonds when local governments rushed to take advantage of low interest rates to refinance existing debt and finance new projects. As of year-end 1997, municipal bonds provided attractive values relative to U.S. Treasury securities.

-------------------------------------------------------------------------------
                                  FUND SNAPSHOT
-------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
September 8, 1986

NET ASSETS AS OF 12/31/97
$76.0 million

FUND OBJECTIVE
To generate high levels of current income exempt from federal, New York State and New York City personal income taxes(+) and to preserve the value of its shareholders' investment through investing in debt obligations consisting primarily of municipal bonds and notes.

DIVIDENDS
Paid monthly, if any

CAPITAL GAINS
Distributed semi-annually, if any

BENCHMARKS
o Lipper New York State Municipal Bond Funds Average
o Lehman Municipal Bond Index

INVESTMENT ADVISER
Citibank, N.A.

(+) A portion of the income may be subject to the Federal Alternative Minimum
    Tax. Consult your personal tax advisor.

-------------------------------------------------------------------------------
                                PORTFOLIO MANAGER
-------------------------------------------------------------------------------

JOHN C. MOONEY
Vice President, Citibank N.A.

     Mr. Mooney has managed the Landmark New York Tax Free Income Fund since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years and also served as a tax-exempt portfolio manager at First Investors for three years. Prior experience also includes Alliance Capital Management L.P. and The Boston Company.

-------------------------------------------------------------------------------
                         THE PORTFOLIO MANAGER RESPONDS
-------------------------------------------------------------------------------

     When it became clear that inflation would remain low despite periods of strong economic growth, the Fund's investment adviser, Citibank, N.A., extended the portfolio's average duration, a measure of sensitivity to changes in interest rates. By extending the portfolio's average duration while interest rates declined, we were able to maintain higher yields for a longer period as well as take advantage of the effects of rising prices for higher yielding securities. The strategy became especially important as the differences in yields between long-term municipal bonds and short-term securities narrowed. To take maximum advantage of the greater interest-rate declines for longer term municipal bonds, we tended to focus on investments in longer-dated securities.

     For most of the year, we were rewarded for investing in those sectors of New York's municipal bond market that provided the highest yields. For example, we found opportunities in high-yielding bonds from New York City, where bonds traditionally carry higher yields because of the City's lower credit rating relative to other areas of the state. We also focused on municipal bonds without early redemption, or "call," features, which gave us greater assurance that our holdings would maintain their yields as interest rates declined.

     We maintained a portfolio structure of laddered intermediate maturities throughout the year in an effort to capture the benefits from the shape of the municipal yield curve. The municipal yield curve is much steeper through the intermediate maturities until it reaches twenty years where it flattens out dramatically. By investing in the steeper intermediate section of the yield curve, the fund is able to capture almost the same income levels as longer dated bonds with less interest rate risk.

-------------------------------------------------------------------------------
                        QUOTES FROM THE PORTFOLIO MANAGER
-------------------------------------------------------------------------------

"1997 was a good year for New York's municipal bonds, and we took advantage of opportunities for both income and capital appreciation."

"The tax-exempt markets saw an increase in new supply this year as issuers refinanced existing debt at lower interest rates."

"At year end, municipal bonds were attractively valued relative to U.S. Treasury securities, which positions the Fund well for 1998."

-------------------------------------------------------------------------------
                              STRATEGY AND OUTLOOK
-------------------------------------------------------------------------------

     We see no signs that positive economic conditions in the U.S. or New York will end soon. Although we expect the rate of economic growth to slow modestly, we see little likelihood of a recession. As long as inflation remains low, as we expect, favorable economic conditions should continue to prevail.

     As a result, we continue to be optimistic regarding municipal bonds in New York and elsewhere. We believe that lower interest rates, low inflation and good economic conditions should continue to support tax-exempt bond prices. What's more, we expect municipal bond yields to return closer to their historical norms relative to U.S. Treasury securities. If this occurs, municipal bonds should outperform U.S. Treasuries on an after-tax basis, potentially providing the opportunity for attractive rates of total return (income plus capital appreciation).

     Our strategy looking forward is to attempt to participate in those areas of New York's municipal bond market that are most likely to provide the best relative values. This focus on high-quality, tax-exempt securities is designed to meet the tax-exempt income needs of shareholders in the months ahead.


Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
BY THE NUMBERS
-------------------------------------------------------------------------------

                        CHANGES IN PORTFOLIO COMPOSITION

Portfolio of Investments                     . . . Compared to 12/31/96
    as of 12/31/97

Housing Revenue            20%              State Agencies                 20%
State Agencies             20%              Other Revenue                  17%
Other Revenue              19%              Gtd./Prerefunded               15%
General Obligation Bonds   14%              Water/Sewer Revenue            14%
Water/Sewer Revenue        12%              General Obligation Bonds       10%
Transportation Revenue     12%              Transportation Revenue         10%
Cash/Short Term/Other       2%              Housing Revenue                10%
Power Revenue               1%              Cash/Short Term/Other           2%
                                            Power Revenue                   2%

-------------------------------------------------------------------------------
FUND DATA All Periods Ending December 31, 1997
-------------------------------------------------------------------------------

         TOTAL RETURNS
         --------------------------------
         ONE       FIVE     TEN
         YEAR     YEARS*   YEARS*
         ----     -----    -----

Landmark New York Tax Free Income Fund
 without Sales Charge                                   9.62%    6.65%    8.01%
Lipper New York State Municipal Bond Funds Average      8.99%    6.61%    8.06%
Lehman Municipal Bond Index                             9.19%    7.36%    8.58%
Landmark New York Tax Free Income Fund
 with Maximum Sales Charge of 4.00%                     5.23%    5.78%    7.57%

* Average annual total return

30-Day SEC Yield              4.66%
Income Dividends Per Share   $0.585

-------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
-------------------------------------------------------------------------------

                 Landmark    Landmark
                 New York    New York    Lipper
                 Tax Free    Tax Free    New York
                  Income      Income      State      Lehman
                  Fund -      Fund -     Municipal  Municipal
                  Without      With        Bond       Bond
                  Sales        Sales       Funds      Index
                  Charge      Charge      Average   (unmanaged)
-----------------------------------------------------------------
  12/31/87        10,000       9,600      10,000      10,000
  1/31/88         10,403       9,987      10,395      10,356
  2/29/88         10,518      10,098      10,494      10,466
  3/31/88         10,191       9,783      10,269      10,344
  4/30/88         10,223       9,814      10,317      10,423
  5/31/88         10,253       9,842      10,323      10,392
  6/30/88         10,435      10,017      10,485      10,545
  7/31/88         10,494      10,074      10,549      10,613
  8/31/88         10,527      10,106      10,587      10,623
  9/30/88         10,741      10,312      10,790      10,815
  10/31/88        11,015      10,575      11,028      11,006
  11/30/88        10,883      10,447      10,898      10,905
  12/31/88        11,115      10,670      11,065      11,016
  1/31/89         11,254      10,804      11,223      11,244
  2/28/89         11,086      10,643      11,125      11,115
  3/31/89         11,124      10,679      11,108      11,089
  4/30/89         11,448      10,990      11,391      11,351
  5/31/89         11,718      11,249      11,607      11,588
  6/30/89         11,867      11,392      11,761      11,745
  7/31/89         12,021      11,540      11,883      11,905
  8/31/89         11,841      11,368      11,766      11,789
  9/30/89         11,700      11,232      11,714      11,753
  10/31/89        11,866      11,391      11,814      11,897
  11/30/89        12,078      11,595      11,995      12,106
  12/31/89        12,196      11,708      12,092      12,205
  1/31/90         12,063      11,580      11,964      12,147
  2/28/90         12,116      11,631      12,066      12,255
  3/31/90         12,119      11,635      12,036      12,259
  4/30/90         11,928      11,451      11,885      12,170
  5/31/90         12,251      11,761      12,191      12,436
  6/30/90         12,420      11,923      12,334      12,546
  7/31/90         12,695      12,188      12,563      12,730
  8/31/90         12,393      11,898      12,305      12,546
  9/30/90         12,324      11,831      12,254      12,553
  10/31/90        12,490      11,990      12,375      12,781
  11/30/90        12,892      12,377      12,657      13,038
  12/31/90        12,920      12,403      12,699      13,095
  1/31/91         13,136      12,611      12,872      13,271
  2/28/91         13,119      12,594      12,943      13,387
  3/31/91         13,118      12,593      12,991      13,391
  4/30/91         13,323      12,790      13,194      13,570
  5/31/91         13,437      12,900      13,297      13,691
  6/30/91         13,425      12,888      13,283      13,678
  7/31/91         13,623      13,078      13,499      13,845
  8/31/91         13,821      13,269      13,693      14,027
  9/30/91         14,041      13,479      13,899      14,210
  10/31/91        14,189      13,621      14,032      14,337
  11/30/91        14,202      13,634      14,052      14,377
  12/31/91        14,514      13,933      14,342      14,686
  1/31/92         14,463      13,884      14,263      14,719
  2/29/92         14,499      13,919      14,315      14,724
  3/31/92         14,455      13,877      14,361      14,730
  4/30/92         14,548      13,966      14,513      14,861
  5/31/92         14,792      14,201      14,725      15,036
  6/30/92         15,092      14,488      15,029      15,289
  7/31/92         15,611      14,986      15,579      15,747
  8/31/92         15,385      14,769      15,342      15,593
  9/30/92         15,437      14,820      15,388      15,695
  10/31/92        15,159      14,552      15,133      15,541
  11/30/92        15,504      14,884      15,503      15,819
  12/31/92        15,654      15,028      15,701      15,981
  1/31/93         15,902      15,266      15,894      16,167
  2/28/93         16,511      15,851      16,524      16,751
  3/31/93         16,375      15,720      16,355      16,574
  4/30/93         16,500      15,840      16,534      16,742
  5/31/93         16,537      15,875      16,650      16,836
  6/30/93         16,811      16,138      16,930      17,117
  7/31/93         16,817      16,144      16,925      17,139
  8/31/93         17,106      16,422      17,294      17,495
  9/30/93         17,303      16,611      17,486      17,694
  10/31/93        17,333      16,640      17,520      17,728
  11/30/93        17,177      16,489      17,323      17,571
  12/31/93        17,537      16,835      17,687      17,942
  1/31/94         17,708      16,999      17,875      18,147
  2/28/94         17,271      16,580      17,426      17,677
  3/31/94         16,488      15,829      16,642      16,958
  4/30/94         16,519      15,858      16,658      17,102
  5/31/94         16,658      15,992      16,821      17,250
  6/30/94         16,456      15,798      16,703      17,150
  7/31/94         16,784      16,113      16,997      17,465
  8/31/94         16,863      16,188      17,053      17,519
  9/30/94         16,532      15,871      16,726      17,262
  10/31/94        16,215      15,567      16,361      16,954
  11/30/94        15,851      15,217      15,916      16,648
  12/31/94        16,227      15,578      16,357      17,014
  1/31/95         16,678      16,011      16,818      17,501
  2/28/95         17,164      16,477      17,360      18,010
  3/31/95         17,359      16,665      17,507      18,217
  4/30/95         17,374      16,679      17,528      18,239
  5/31/95         18,031      17,310      18,093      18,821
  6/30/95         17,783      17,072      17,850      18,657
  7/31/95         17,870      17,155      17,960      18,834
  8/31/95         18,104      17,380      18,163      19,073
  9/30/95         18,154      17,428      18,258      19,193
  10/31/95        18,558      17,815      18,553      19,471
  11/30/95        18,963      18,205      18,909      19,794
  12/31/95        19,133      18,368      19,105      19,985
  1/31/96         19,219      18,450      19,190      20,136
  2/29/96         18,979      18,220      19,029      19,999
  3/31/96         18,688      17,941      18,715      19,743
  4/30/96         18,602      17,858      18,636      19,688
  5/31/96         18,636      17,890      18,634      19,680
  6/30/96         18,846      18,092      18,832      19,894
  7/31/96         19,017      18,257      19,011      20,073
  8/31/96         18,960      18,202      18,965      20,070
  9/30/96         19,292      18,521      19,259      20,350
  10/31/96        19,466      18,688      19,451      20,580
  11/30/96        19,820      19,027      19,801      20,956
  12/31/96        19,709      18,921      19,700      20,869
  1/31/97         19,742      18,952      19,694      20,909
  2/28/97         19,936      19,138      19,871      21,101
  3/31/97         19,678      18,891      19,615      20,820
  4/30/97         19,839      19,045      19,785      20,995
  5/31/97         20,183      19,376      20,080      21,312
  6/30/97         20,417      19,601      20,283      21,540
  7/31/97         21,041      20,199      20,901      22,136
  8/31/97         20,778      19,947      20,658      21,929
  9/30/97         21,015      20,175      20,893      22,190
  10/31/97        21,162      20,316      21,016      22,331
  11/30/97        21,271      20,420      21,132      22,463
  12/31/97        21,604      20,740      21,468      22,790

A $10,000 investment in the Fund made ten years ago (December 1987) would have grown to $20,740 with sales charge (as of 12/31/97). The graph shows how this compares to our benchmark over the same period.

The graph includes the initial charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Total returns reflect certain voluntary fee waivers which may be terminated. If the waivers were not in place, total returns would be lower.

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS December 31, 1997
-------------------------------------------------------------------------------

MOODY'S
BOND                                                   PRINCIPAL
RATING                                                  AMOUNT
(UNAUDITED)       ISSUER                            (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
MUNICIPAL BONDS--98.3%
-------------------------------------------------------------------------------

GENERAL OBLIGATION BONDS -- 14.3%
Baa1     New York City, NY, Series F,
         7.65% due 2/01/06 ............................. $ 3,000  $ 3,416,859
Baa1     New York City, NY, Series F,
         8.40% due 11/15/06 ............................     175      201,189
Aaa      New York City, NY, Series F,
         8.40% due 11/15/06 ............................   1,825    2,125,669
Baa1     New York City, NY, Series B,
         6.375% due 8/15/11 ............................   1,500    1,625,625
Baa1     New York City, NY, Series A,
         6.25% due 8/01/12 .............................   3,200    3,463,648
                                                                  -----------
                                                                   10,832,990
                                                                  -----------
HOUSING REVENUE -- 19.8%
Aaa      New York State Housing Finance Agency, ETM,
         7.90% due 11/01/06 ............................   5,750    6,901,495
Aa       New York State Mortgage Agency Revenue, AMT,
         7.25% due 10/01/07 ............................   6,075    6,547,331
Aa       New York State Mortgage Agency Revenue, AMT,
         7.75% due 10/01/23 ............................   1,470    1,600,903
                                                                  -----------
                                                                   15,049,729
                                                                  -----------

POWER REVENUE -- 1.3%
Baa1     Puerto Rico Electric Power Authority,
         5.25% due 7/01/21 .............................   1,000      997,400
                                                                  -----------

STATE AGENCIES -- 19.9%
Aaa      New York State Dormitory Authority, City
         University,
         5.75% due 7/01/18 .............................   3,000    3,303,000
Aaa      New York State Dormitory Authority, City
         University,
         5.00% due 7/01/20 .............................   2,000    1,947,380
Baa1     New York State Dormitory Authority, Court
         Facilities
         5.25% due 5/15/21 .............................   1,000      968,570
Baa1     New York State Dormitory Authority, Mental
         Health Services,
         6.50% due 2/15/11 .............................   1,610    1,843,080
Aaa      New York State Dormitory Authority, St. Josephs,
         5.25% due 7/01/18 .............................   2,000    2,004,320
Baa1     New York State Dormitory Authority, State
         University,
         5.25% due 5/15/13 .............................   2,000    2,057,020
Baa1     New York State Dormitory Authority, State
         University,
         5.40% due 5/15/23 .............................   1,690    1,696,777
Baa1     New York State Urban Development Revenue,
         Youth Facilities,
         5.875% due 4/01/09 ............................   1,245    1,320,447
                                                                  -----------
                                                                   15,140,594
                                                                  -----------

TRANSPORTATION REVENUE -- 12.4%
Baa1     Metropolitan Transportation Authority, NY,
         5.75% due 7/01/13 .............................   4,000    4,324,680
Aaa      Puerto Rico Commonwealth Highway Authority,
         8.00% due 7/01/05 .............................   2,650    2,759,047
Aaa      Puerto Rico Commonwealth Highway Authority,
         5.50% due 7/01/13 .............................   1,125    1,217,925
Aaa      Puerto Rico Commonwealth Highway Authority,
         5.50% due 7/01/15 .............................   1,000    1,082,180
                                                                  -----------
                                                                    9,383,832
                                                                  -----------

WATER AND SEWER REVENUE -- 12.2%
Aa       New York State Environmental Facilities, 7.00%
        due 6/15/12 ...................................   3,360    3,727,597
Aa       New York State Environmental Facilities, 7.50%
         due 6/15/12 ...................................   3,000    3,293,340
A1       New York State Environmental Facilities, 7.125%
         due 7/01/12 ...................................   2,100    2,277,534
                                                                  -----------
                                                                    9,298,471
                                                                  -----------

OTHER REVENUE -- 18.4%
Aaa      Municipal Assistance Corp., Series B,
         Zero Coupon Bonds
         due 7/15/11 ...................................     500      258,135
Aaa      Municipal Assistance Corp., Series B,
         Zero Coupon Bonds
         due 1/15/12 ...................................     400      200,152
Aaa      Municipal Assistance Corp., Series B,
         Zero Coupon Bonds
         due 1/15/13 ...................................     800      378,248
Aaa      Municipal Assistance Corp., Series B,
         Zero Coupon Bonds
         due 1/15/14 ...................................   1,405      627,080
N/R      New York City Industrial Development Agency,
         7.00% due 5/01/08 .............................     800      879,200
A        New York State Local Government Assist, Series E,
         6.00% due 4/01/14 .............................   2,000    2,246,500
A        New York State Local Government Assist, Series A,
         5.25% due 4/01/19 .............................   4,000    4,005,240
Aaa      New York State Medical Care Facilities, 6.90%
         due 8/15/34 ...................................   1,000    1,144,700
N/R      Port Authority of New York and New Jersey,
         Special Obligation,
         6.75% due 10/01/19 ............................   3,850    4,251,285
                                                                  -----------
                                                                   13,990,540
                                                                  -----------

TOTAL INVESTMENTS
 (Identified Cost $67,806,745) .........................    98.3% $74,693,556

OTHER ASSETS,
  LESS LIABILITIES  ....................................     1.7    1,284,077
                                                           ------ -----------
NET ASSETS .............................................   100.0% $75,977,633
                                                           ====== ===========

AMT--Subject to Alternative Minimum Tax

See notes to financial statements

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1997

ASSETS:
Investments, at value (Note 1A)
  (Identified Cost, $67,806,745) ................                  $74,693,556
Cash ............................................                       60,269
Interest receivable .............................                    1,313,027
Receivable for shares of beneficial interest sold                      111,294
                                                                   -----------
 Total assets ...................................                   76,178,146
                                                                   -----------

LIABILITIES:
Payable for shares of beneficial interest
  repurchased ...................................                       88,683
Payable to affiliates:
  Investment advisory fees (Note 2)..............     $14,003
  Shareholder Servicing Agents' fees (Note 3B) ..      16,066           30,069
                                                      -------
Accrued expenses and other liabilities ..........                       81,761
                                                                   -----------
 Total liabilities ..............................                      200,513
                                                                   -----------

NET ASSETS for 6,651,396 shares of beneficial
   interest outstanding .........................                  $75,977,633
                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in capital .................................                  $74,115,471
Accumulated net realized loss on investments ....                   (5,112,709)
Unrealized appreciation of investments ..........                    6,886,811
Undistributed net investment income .............                       88,060
                                                                   -----------
 Total ..........................................                  $75,977,633
                                                                   ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST ..........................                       $11.42
                                                                        ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.00%
   sales charge ($11.42 / 0.96) ..................                      $11.90
                                                                        ======

See notes to financial statements

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME (Note 1B):
Interest ....................................                   $4,757,312

EXPENSES:
Investment advisory fees (Note 2) ...........    $  311,371
Administrative fees (Note 3A) ...............       194,607
Shareholder servicing agents' fees (Note 3B)        194,607
Distribution fees (Note 4) ..................       116,763
Custodian fees ..............................        66,200
Auditing services ...........................        30,850
Shareholder reports .........................        28,057
Trustee fees ................................        17,525
Transfer agent fees .........................        16,000
Legal services ..............................        14,587
Miscellaneous ...............................         4,497
                                                 ----------
Total expenses ..............................       995,064
Less aggregate amounts waived by Investment
  Adviser, Administrator and Distributor
  (Notes 2, 3A, and 4 .......................      (369,932)
Less fees paid indirectly (Note 1G) .........        (2,395)
                                                 ----------
Net expenses ................................                      622,737
                                                                ----------
Net investment income .......................                    4,134,575
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                       480,852
Unrealized appreciation (depreciation) of
  investments--
   Beginning of period ......................     4,366,737
   End of period ............................     6,886,811
                                                 ----------

Net change in unrealized appreciation .......                    2,520,074
                                                                ----------
Net realized and unrealized gain on investments                  3,000,926
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $7,135,501
                                                                ==========

See notes to financial statements

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED DECEMBER 31,
                                                 --------------------------
                                                     1997          1996
                                                 -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .........................  $ 4,134,575    $44,573,015
Net realized gain on investment
  transactions ................................      480,852        348,515
Net change in unrealized appreciation
  (depreciation) of investments ...............    2,520,074     (2,544,578)
                                                 -----------    -----------
Net increase in net assets resulting
  from operations .............................    7,135,501      2,376,952
                                                 -----------    -----------

DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income .........................   (4,078,021)    (4,598,756)
                                                 -----------    -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
Net proceeds from sale of shares ..............    2,418,539      7,081,700
Net asset value of shares issued to
 shareholders from reinvestment of
  dividends ...................................    3,999,235      4,543,061
Cost of shares repurchased ....................  (15,679,627)   (17,485,191)
                                                 -----------    -----------
 Net decrease in net assets from
   transactions in shares of beneficial
   interest ...................................   (9,261,853)    (5,860,430)
                                                 -----------    -----------
NET DECREASE IN NET ASSETS ....................   (6,204,373)    (8,082,234)

NET ASSETS:
Beginning of period ...........................   82,182,006     90,264,240
                                                 -----------    -----------
End of period (including undistributed
  net investment income of $88,060 and
  $31,506, respectively) ......................  $75,977,633    $82,182,006
                                                 ===========    ===========

See notes to financial statements

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   FOUR MONTHS
                                                                                      ENDED        YEAR
                                                YEAR ENDED DECEMBER 31,            DECEMBER 31,    ENDED
                                      --------------------------------------------     1993      AUGUST 31,
                                        1997        1996        1995        1994     (NOTE 1D)      1993
                                      --------    --------    --------    --------    --------    --------
Net Asset Value, beginning of
 period ...........................   $  10.98    $  11.25    $  10.09    $  11.54    $  11.44    $  10.82
                                      --------    --------    --------    --------    --------    --------
Income From Operations:
Net investment income .............      0.594       0.585       0.607       0.566       0.210       0.567
Net realized and unrealized
 gain (loss) on investments .......      0.431      (0.267)      1.153      (1.415)      0.076       0.610
                                      --------    --------    --------    --------    --------    --------
 Total from operations ............      1.025       0.318       1.760      (0.849)      0.286       1.177
                                      --------    --------    --------    --------    --------    --------
Less Dividends From:
Net investment income .............     (0.585)     (0.588)     (0.600)     (0.601)     (0.186)     (0.557)
                                      --------    --------    --------    --------    --------    --------
Net Asset Value, end of period ....   $  11.42    $  10.98    $  11.25    $  10.09    $  11.54    $  11.44
                                      ========    ========    ========    ========    ========    ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's omitted) ...................   $ 75,978    $ 82,182    $ 90,264    $ 86,399    $120,824    $111,583
Ratio of expenses to average
 net assets .......................       0.80%       0.80%       0.80%       0.80%       0.80%(+)    0.80%
Ratio of net investment income
 to average net assets ............       5.31%       5.34%       5.62%       5.52%       4.84%(+)    5.11%
Portfolio turnover ................         16%         47%         98%        150%         46%        149%
Total return ......................       9.62%       3.01%      17.89%      (7.47)%      2.52%**    11.19%

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years ended after
December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income per share ...   $  0.540    $  0.534    $  0.555    $  0.508    $  0.191    $  0.515
Ratios:
Expenses to average net assets ....       1.28%       1.27%       1.27%       1.27%       1.23%(+)    1.27%
Net investment income to
 average net assets ...............       4.83%       4.87%       5.15%       5.05%       4.40%(+)    4.64%

(+) Annualized
**  Not annualized

See notes to financial statements

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark New York Tax Free Income Fund (the "Fund") is a separate non-diversified series of Landmark Tax Free Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. ("CFBDS") (formerly Landmark Funds Broker Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers as Shareholder Servicing Agent.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. Dividends by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders. At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $5,112,709 which will expire on December 31, 2002. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. CHANGE IN FISCAL YEAR END -- Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.

E. DISTRIBUTIONS -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

G. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

H. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

(2) INVESTMENT ADVISORY FEES

The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $311,371, of which $130,101 was voluntarily waived for the year ended December 31, 1997. The investment advisory fee is computed at the annual rate of 0.40% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN
The Trust, on behalf of the Fund, has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $194,607, of which $124,928 was voluntarily waived for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $194,607 for the year ended December 31, 1997.

(4) DISTRIBUTION FEES
The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $116,763, of which $114,903 was voluntarily waived for the year ended December 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period.

(5) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $11,835,803 and $21,204,750, respectively.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED DECEMBER 31,
                                                 --------------------------
                                                     1997          1996
                                                 -----------    -----------
Shares sold ...................................      216,390        642,528
Shares issued to shareholders from reinvestment
 of dividends .................................      360,022        417,595
Shares repurchased ............................   (1,411,411)    (1,595,467)
                                                 -----------    -----------
Net decrease ..................................     (834,999)      (535,344)
                                                 ===========    ===========

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost ..............................                   $67,806,745
                                                                ===========
Gross unrealized appreciation ...............                   $6,866,811
Gross unrealized depreciation ...............                          -0-
                                                                -----------
 Net unrealized appreciation ................                   $ 6,866,811
                                                                ===========

(8) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1997, the commitment fee allocated to the Fund was $321. Since the line of credit was established there have been no borrowings.

(9) SUBSEQUENT EVENT
At a Special Meeting on October 24, 1997, the Shareholders of the Fund approved certain proposals to allow the assets of the Fund to be invested in one or more investment companies. Additionally, the shareholders approved a Management Agreement with Citibank, to provide administrative services, and a new Rule 12b-1 Service Plan. These new agreements simplify and terminate the Fund's existing Administration, Distribution and Service Plan Agreements. Effective January 1, 1998 the Management fees and Service Plan fees may not exceed, on an annual basis, an amount equal to 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Effective March 2, 1998, the Fund will change its name from Landmark New York Tax Free Income Fund to CitiFundsSM New York Tax Free Income Portfolio and the Trust will change its name to CitiFundsSM Tax Free Income Trust.

Landmark New York Tax Free Income Fund
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK NEW YORK TAX FREE INCOME FUND:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark New York Tax Free Income Fund, a separate series of Landmark Tax Free Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the four-year period ended December 31, 1997, the four months ended December 31, 1993 and the year ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark New York Tax Free Income Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 30, 1998

[logo] LANDMARK(SM) FUNDS
        Advised by Citibank, N.A.

LANDMARK
NATIONAL TAX FREE
INCOME FUND

ANNUAL
REPORT
December 31, 1997

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------| |--------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana LLP
150 Federal Street, Boston, MA 02110

--------------------------------------| |--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

NTFI/A/97                            Printed on Recycled Paper [recycle symbol]

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

     The positive economic influences that drove municipal bond prices higher during the first half of 1997 also produced market rallies during the second half of the year. The U.S. economy continued to enjoy the effects of low rates of inflation, even when the pace of economic activity increased to levels that historically have triggered inflationary pressures. When fixed-income investors became convinced that the U.S. economy was more resilient than they originally believed and that low inflation would persist, long-term interest rates fell to their lowest levels in years.

     In this environment, the Fund's investment adviser, Citibank, N.A., continued to manage the Landmark National Tax Free Income Fund with the goal of achieving its investment objectives: to generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment. Consistent with this objective, the Fund invests in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers that pay interest that is exempt from federal income taxes.

     This report reviews the Fund's investment activities and performance during the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for the municipal bond market.

     The Fund held a Special Meeting of Shareholders in October to consider certain proposals seeking increased flexibility to invest in more than one investment company, consistent with the fund's investment objectives. Shareholders were also asked to vote on certain changes to the Fund's investment restrictions and governing documents, as well as certain other matters, to permit these changes. Also considered were proposals to approve a new Management Agreement with Citibank, N.A., a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, to authorize certain technical amendments to the Fund's investment restrictions, to approve selection of the Fund's accountants and to elect trustees. All proposals were approved by shareholders. Additionally, effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM National Tax Free Income Portfolio. You will receive an updated prospectus reflecting the Fund's new name shortly.

     On behalf of the Board of Trustees of the Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 20, 1998

-------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or any of its affiliates
o Are subject to investment risks, including possible loss of the principal amount invested.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

1   A Letter to Our Shareholders
-------------------------------------------------------------------------------
2   Market Environment
    Fund Snapshot
-------------------------------------------------------------------------------
    Portfolio Manager
3   The Portfolio Manager Responds
    Quotes from the Portfolio Manager
-------------------------------------------------------------------------------
4   Strategy and Outlook
    Landmark National Tax Free
      Income Fund--By the Numbers
-------------------------------------------------------------------------------
5   Fund Data
    Performance Highlights
-------------------------------------------------------------------------------
6   Portfolio of Investments
    Statement of Assets and Liabilities
-------------------------------------------------------------------------------
8   Statement of Operations
-------------------------------------------------------------------------------
9   Statement of Changes in Net Assets
-------------------------------------------------------------------------------
10  Financial Highlights
-------------------------------------------------------------------------------
11  Notes to Financial Statements
-------------------------------------------------------------------------------
14  Independent Auditors' Report
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARKET ENVIRONMENT

     Like their taxable counterparts, municipal bonds enjoyed the benefits of a positive U.S. economic environment. Despite periods of relatively strong economic growth, the rate of inflation remained at historically low levels. Even high rates of employment, traditionally a harbinger of inflationary pressures, failed to create an acceleration of inflation. Another important indicator of inflationary pressures, commodity prices, actually declined over the year.

     In this environment, states, cities and other municipalities benefitted from the tax revenues that high levels of employment and heightened economic activity tend to produce. Many states and local governments achieved a budget surplus for the year. As a result, prices of existing municipal bonds rose.

     In the second half of the year, however, municipal bonds lagged the rally in comparable U.S. Treasury securities. Debt obligations of the federal government benefitted from positive economic developments that occurred simultaneously with sharp reductions in the federal budget deficit, a combination that resulted in less issuance of U.S. Treasury securities. On the other hand, the tax-exempt markets saw an increase in the available supply of new municipal bonds when local governments rushed to take advantage of low interest rates to refinance existing debt and finance new projects. As of year-end 1997, municipal bonds provided attractive values relative to U.S. Treasury securities.

-------------------------------------------------------------------------------
FUND SNAPSHOT

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
August 17, 1995

NET ASSETS AS OF 12/31/97
$1.9 million


To generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment. The Fund invests primarily in municipal obligations that pay interest that is exempt from federal income taxes.

DIVIDENDS
Paid monthly

CAPITAL GAINS
Distributed semi-annually, if any

BENCHMARKS
o Lipper General Municipal Bond Funds Average
o Lehman Municipal 4 Years Plus Bond Index

INVESTMENT ADVISER
Citibank, N.A.

(+) A portion of the income may be subject to the Federal Alternative Minimum
    Tax. Consult your personal tax advisor.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGER

JOHN C. MOONEY
Vice President, Citibank N.A.

     Mr. Mooney has managed the Landmark National Tax Free Income Fund since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years and also served as a tax-exempt portfolio manager at First Investors for three years. Prior experience also includes Alliance Capital Management L.P. and The Boston Company.

-------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     When it became clear that inflation would remain low despite periods of strong economic growth, the Fund's investment adviser, Citibank, N.A., extended the portfolio's average duration, a measure of sensitivity to changes in interest rates. By extending the Fund's average duration while interest rates declined, we were able to maintain higher yields for a longer period as well as take advantage of the effects of rising prices for higher yielding securities. The strategy became especially important as the differences in yields between long-term municipal bonds and short-term securities narrowed. To take maximum advantage of the greater interest-rate declines for longer term municipal bonds, we tended to focus on investments in longer dated securities.

     During the year we attempted to add to our portfolio bonds which we felt were not being priced efficiently by the marketplace. For example, we found value in states such as New York and California which had improving credit profiles. We also focused on municipal bonds without early redemption, or "call," features, which gave us greater assurance that our holdings would maintain their yields as interest rates declined. Finally, we took advantage of seasonal factors by purchasing bonds when the influx of new securities was greatest and yields were correspondingly higher.

     We maintained a portfolio structure of laddered intermediate maturities throughout the year in an effort to capture the benefits from the shape of the municipal yield curve. The municipal yield curve is much steeper through the intermediate maturities until it reaches twenty years where it flattens out dramatically. By investing in the steeper intermediate section of the yield curve, the Fund is able to capture almost the same income levels as longer dated bonds with less interest rate risk.

-------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER

"1997 was a good year for municipal bonds, and we took advantage of opportunities for both income and capital appreciation."

"The tax-exempt markets saw an increase in new supply this year as issuers refinanced existing debt at lower interest rates."

"At year end, municipal bonds were attractively valued relative to U.S. Treasury securities, which positions the Fund well for 1998."

-------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     We see no signs that positive economic conditions in the U.S. will end soon. Although we expect the rate of economic growth to slow modestly, we see little likelihood of a recession. As long as inflation remains low, as we anticipate, favorable economic conditions should continue to prevail.

     As a result, we continue to be optimistic regarding municipal bonds. We believe that lower interest rates, low inflation and good economic conditions should continue to support tax-exempt bond prices. What's more, we expect municipal bond yields to return closer to their historical norms relative to U.S. Treasury securities. If this occurs, municipal bonds should outperform U.S. Treasuries on an after-tax basis, potentially providing the opportunity for attractive rates of total return (income plus capital appreciation).

     Our strategy looking forward is to attempt to participate in those areas of the municipal bond market that are most likely to provide the best relative values. This focus on high-quality, tax-exempt securities is designed to meet the tax-exempt income needs of shareholders in the months ahead.

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
BY THE NUMBERS

                        CHANGES IN PORTFOLIO COMPOSITION

Portfolio of Investments                     . . . Compared to 12/31/96
    as of 12/31/97

General Obligation Bonds      36%            General Obligation Bonds      30%
Transportation Revenue        14%            Transportation Revenue        17%
Other Revenue                 13%            Other Revenue                 13%
Education                     11%            Housing Revenue                9%
Power Revenue                  6%            Cash/Short Term/Other          7%
Water/Sewer Revenue            6%            Power Revenue                  6%
State Agencies                 5%            Water/Sewer Revenue            6%
Health Care                    5%            Education                      5%
Cash/Short Term/Other          4%            State Agencies                 4%
                                             Hospital Revenue               3%

-------------------------------------------------------------------------------
FUND DATA Periods Ending December 31, 1997

                                                           TOTAL RETURNS
                                                       ------------------------
                                                                      SINCE
                                                        ONE          8/17/95
                                                        YEAR       (INCEPTION)*
                                                       ------       ------------
Landmark National Tax Free Income
  Fund without Sales Charge ...................        11.45%          9.37%
Lipper General Municipal Bond
  Funds Average ...............................         9.11%          6.44%
Lehman Municipal 4 Years Plus
  Bond Index ..................................         9.75%          8.31%
Landmark National Tax Free Income
  Fund with Maximum Sales
  Charge of 4.00% .............................         6.99%          7.50%

  *  Average annual total return
(+)  From 8/31/95

30-Day SEC Yield                     5.00.%
Income Dividends Per Share          $0.570

-------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS

               Landmark      Landmark
               National      National
               Tax Free      Tax Free           Lipper         Lehman
               Income         Income           General        Municipal
               Fund-          Fund -          Municipal        4 Years
               Without         With             Bond          Plus Bond
               Sales           Sales            Funds           Index
               Charge          Charge          Average       (unmanaged)
------------------------------------------------------------------------
  8/31/95      10,190           9,782          10,000          10,000
  9/30/95      10,248           9,838          10,059          10,065
 10/31/95      10,456          10,038          10,215          10,223
 11/30/95      10,636          10,211          10,412          10,405
 12/31/95      10,743          10,314          10,529          10,513
  1/31/96      10,840          10,407          10,580          10,593
  2/29/96      10,712          10,283          10,497          10,514
  3/31/96      10,491          10,072          10,329          10,366
  4/30/96      10,434          10,017          10,280          10,332
  5/31/96      10,398           9,982          10,284          10,326
  6/30/96      10,549          10,127          10,381          10,444
  7/31/96      10,670          10,243          10,472          10,544
  8/31/96      10,643          10,217          10,466          10,539
  9/30/96      10,817          10,385          10,617          10,696
 10/31/96      10,939          10,502          10,732          10,824
 11/30/96      11,158          10,712          10,920          11,034
 12/31/96      11,099          10,655          10,873          10,981
  1/31/97      11,126          10,681          10,873          10,998
  2/28/97      11,228          10,779          10,968          11,106
  3/31/97      11,071          10,628          10,825          10,945
  4/30/97      11,185          10,738          10,914          11,042
  5/31/97      11,355          10,901          11,070          11,219
  6/30/97      11,546          11,085          11,194          11,346
  7/31/97      11,971          11,492          11,530          11,686
  8/31/97      11,833          11,359          11,394          11,564
  9/30/97      12,016          11,535          11,254          11,709
 10/31/97      12,078          11,595          11,324          11,788
 11/30/97      12,139          11,654          11,389          11,862
 12/31/97      12,370          11,875          11,570          12,051






A $10,000 investment in the Fund made on inception date would have grown to $11,875 with sales charge (as of 12/31/97). The graph shows how this compares to our benchmark over the same period.

The graph includes the initial charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Total returns reflect certain voluntary fee waivers which may be terminated. If the waivers were not in place, total returns would have been lower.

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS December 31, 1997

MOODY'S
BOND                                                     PRINCIPAL
RATING                                                    AMOUNT
(UNAUDITED)       ISSUER                              (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.5%
-------------------------------------------------------------------------------

CERTIFICATES OF PARTICIPATION -- 4.2%
Aaa      Riverside County, California,
         Asset Leasing Corp.,
         5.70% due 6/01/16 ............................. $    75   $   80,695
                                                                   ----------

GENERAL OBLIGATION BONDS -- 35.5%
Aaa      Dade County, Florida,
         6.50% due 10/01/08 ............................      60       70,609
Aaa      Massachusetts State Construction
         Loan, 5.625% due 8/01/13 ......................      50       52,844
Aa       Metro, Oregon, Open Spaces Program, Series A,
         5.50% due 9/01/10 .............................      50       52,514
Baa1     New York, New York,
         6.25% due 8/01/12 .............................      50       54,120
Baa1     New York, New York,
         6.25% due 8/01/17 .............................     200      211,562
Aaa      San Anselmo, California,
         5.60% due 8/01/11 .............................      50       53,080
Aaa      Union City, New Jersey,
         5.20% due 9/01/12 .............................      70       72,680
Aaa      Walnut County, California Unified School
         Districts, 7.00% due 8/01/08 ..................      50       60,829
Aa1      Winston Salem, North Carolina,
         5.40% due 6/01/11 .............................      50       52,682
                                                                   ----------
                                                                      680,920
                                                                   ----------

EDUCATION -- 10.8%
Aaa      Galt Schools, Joint Power Authority,
         California, Revenue,
         5.75% due 11/01/16 ............................      45       47,966
Aaa      Pleasanton, California, School District,
         5.60% due 8/01/11 .............................      50       53,916
Aaa      Maricopa County, Arizona, School
         District No. 3,
         6.50% due 7/01/10 .............................      90      104,963
                                                                   ----------
                                                                      206,845
                                                                   ----------

HEALTHCARE -- 5.2%
Aaa      Philadelphia, Pennsylvania Hospitals
         Revenue, 5.50% due 5/15/08 ....................      20       21,376
Aaa      Washington State Health Care Facilities
         Authority Revenue, 6.00% due 8/15/08 ..........      70       77,937
                                                                   ----------
                                                                       99,313
                                                                   ----------

POWER REVENUE -- 6.3%
A1       New York State Energy Research and
         Dev. Authority, AMT,
         7.50% due 7/01/25 .............................      60       63,431
Aaa      Sikeston, Missouri, Electric Revenue,
         6.00% due 6/01/14 .............................      50       56,449
                                                                   ----------
                                                                      119,880
                                                                   ----------

STATE AGENCIES -- 5.3%

Baa1     New York State Dormitory Authority,
         Court Facilities,
         5.50% due 5/15/23 .............................     100      100,770
                                                                   ----------

TRANSPORTATION REVENUE -- 13.7%
Aaa      Arapahoe County, Colorado, Capital Improvement,
         7.00% due 8/31/26 .............................     150      178,865
Aaa      Puerto Rico Commonwealth, Highway Series Y,
         6.25% due 7/01/05 .............................      75       84,540
                                                                   ----------
                                                                      263,405
                                                                   ----------

WATER AND SEWER REVENUE -- 5.9%
Aaa      Bexar, Texas, Metropolitan Water Distribution,
         6.00% due 5/01/15 .............................      50       54,274
Aaa      Santa Margarita/Dana Point Water
         Authority, California Revenue,
         5.50% due 8/01/10 .............................      55       58,821
                                                                   ----------
                                                                      113,095
                                                                   ----------

OTHER -- 8.6%
NR       Port Authority New York and New Jersey
         Special Obligation, AMT,
         6.75% due 10/01/19 ............................     150      165,634
                                                                   ----------

TOTAL INVESTMENTS
(Identified Cost $1,695,336) ...........................   95.5%    1,830,557
OTHER ASSETS, LESS LIABILITIES .........................    4.5        86,086
                                                          -----    ----------
NET ASSETS .............................................  100.0%   $1,916,643
                                                          =====    ==========

AMT-Subject to Alternative Minimum Tax

See notes to financial statements

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1997

ASSETS:
Investments, at value (Note 1A)
  (Identified Cost, $1,695,336) .......................         $1,830,557
Cash ..................................................             57,429
Interest receivable ...................................             30,875
 Total assets .........................................          1,918,861

LIABILITIES:
Dividends payable .....................................              2,218

NET ASSETS for 175,557 shares of beneficial interest
  outstanding .........................................         $1,916,643

NET ASSETS CONSIST OF:
Paid-in capital .......................................         $1,777,591
Unrealized appreciation of investments ................            135,221
Accumulated net realized gain on investments ..........                893
Undistributed net investment income ...................              2,938
                                                                ----------
 Total ................................................         $1,916,643
                                                                ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
BENEFICIAL INTEREST ...................................             $10.92
                                                                    ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.00% sale
charge ($10.92 / 0.96) ................................             $11.38
                                                                    ======


See notes to financial statements

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME (Note 1B):
Interest ....................................                   $  105,890

EXPENSES:
Custodian fees ..............................    $   51,234
Auditing services ...........................        21,800
Trustee fees ................................        12,894
Shareholder reports .........................        12,056
Transfer agent fees .........................        12,000
Legal services ..............................        10,966
Investment advisory fees (Note 2) ...........         7,777
Administrative fees (Note 3A) ...............         7,777
Shareholder servicing agents' fees (Note 3B)          4,861
Distribution fees (Note 4) ..................           972
Miscellaneous ...............................         6,500
                                                 ----------
  Total expenses ............................       148,837

Less aggregate amounts waived by Investment
  Adviser,  Administrator, Shareholder
  Servicing Agents and Distributor (Notes 2,
3A, 3B, and 4) ..............................       (21,387)
Less fees paid indirectly (Note 1E) .........        (2,698)
Expenses assumed by the Administrator (Note 8)     (124,752)
                                                 ----------

  Net expenses ..............................                         --
                                                                ----------
  Net investment income .....................                      105,890
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                        18,441
Unrealized appreciation (depreciation) of
  investments--
Beginning of period .........................        53,861
End of period ...............................       135,221
                                                 ----------
Net change in unrealized appreciation .......                       81,360
                                                                ----------
 Net realized and unrealized gain on investments                    99,801
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ................................                   $  205,691
                                                                ==========

See notes to financial statements

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED DECMBER 31,
                                                  -------------------------
                                                     1997           1996
                                                  ----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .........................  $   105,890    $   102,970
Net realized gain (loss) on investment
  transactions ................................       18,441        (17,548)
Net change in unrealized appreciation
  (depreciation) of investments ...............       81,360         (9,055)
                                                 -----------    -----------
Net increase in net assets resulting from
 operations ...................................      205,691         76,367
                                                 -----------    -----------

DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income .........................     (105,043)      (100,879)
                                                 -----------    -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
Net proceeds from sale of shares ..............      191,319        950,184
Net asset value of shares issued to
 shareholders from reinvestment of dividends ..      104,749         99,169
Cost of shares repurchased ....................     (540,375)      (270,666)
                                                 -----------    -----------
Net increase (decrease) in net assets from
  transactions in shares of beneficial
  interest ....................................     (244,307)       778,687
                                                 -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS .........     (143,659)       754,175

NET ASSETS:
Beginning of period ...........................    2,060,302      1,306,127
                                                 -----------    -----------
End of period (including undistributed net
  investment income of $2,938 and $2,091,
  respectively)  ..............................  $ 1,916,643    $ 2,060,302
                                                 ===========    ===========

See notes to financial statements

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Year Ended     August 17, 1995
                                               December 31,   (Commencement of
                                            -----------------  Operations) to
                                             1997      1996   December 31, 1995
                                            -------   ------- -----------------
Net Asset Value, beginning of period .....  $ 10.34   $ 10.55      $ 10.00
                                            -------   -------      -------

Income From Operations:
Net investment income ....................    0.564     0.562        0.187
Net realized and unrealized gain (loss)
 on investments ..........................    0.586    (0.232)       0.551
                                            -------   -------      -------
 Total from operations ...................    1.150     0.330        0.738
                                            -------   -------      -------
Less Dividends From:
Net investment income ....................   (0.570)   (0.540)      (0.188)
                                            -------   -------      -------
Net Asset Value, end of period ...........  $ 10.92   $ 10.34      $ 10.55
                                            =======   =======      =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)   $ 1,917   $ 2,060      $ 1,306
Ratio of expenses to average net assets(A)     0.14%        0%          0%
Ratio of expenses to average net assets
 after fees paid indirectly(A) ...........        0%        0%          0%
Ratio of net investment income to
 average net assets ......................     5.45%     5.42%       5.20%+
Portfolio turnover .......................       55%       52%          0%
Total return .............................    11.45%     3.31%       7.43%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, the expenses were not reduced for fees paid indirectly, the Administrator had not voluntarily assumed expenses and had expenses been limited to that required by certain state securities law in 1995, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share ...   $(0.229)  $(0.291)    $ 0.098
Ratios:
Expenses to average net assets ...........     7.66%     8.23%       2.50%+
Net investment income (loss) to
   average net assets ....................   (2.21)%   (2.81)%       2.70%+

 +  Annualized
**  Not annualized

(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended on December 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark National Tax Free Income Fund (the "Fund") is a separate non-diversified series of Landmark Tax Free Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc ("CFBDS") (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers as Shareholder Servicing Agent.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. Dividends by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DISTRIBUTIONS -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

F. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

(2) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services amounted to $7,777, all of which was voluntarily waived for the year ended December 31, 1997. The investment advisory fee is computed at the annual rate of 0.40% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN
The Trust, on behalf of the Fund, has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund and of the fees paid to the Shareholder Servicing Agents from the Fund under such plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. The Administrative fee amounted to $7,777, all of which was voluntarily waived for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $4,861, all of which was voluntarily waived for the year ended December 31, 1997.

(4) DISTRIBUTION FEES
The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.05% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. The Distribution fee amounted to $972, all of which was voluntarily waived for the year ended December 31, 1997.

(5) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,027,595 and $1,205,252, respectively.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED    YEAR ENDED
                                                 DECEMBER 31,  DECEMBER 31,
                                                     1997          1996
                                                 -----------    -----------
Shares sold ...................................       18,203         92,257

Shares issued to shareholders

from reinvestment of dividends ................        9,940          9,709

Shares repurchased ............................      (51,804)       (26,521)
                                                 -----------    -----------

Net increase (decrease) .......................      (23,661)        75,445
                                                 ===========    ===========

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost ..............................                   $1,695,336
                                                                ==========
Gross unrealized appreciation ...............                   $  135,221
Gross unrealized depreciation ...............                            0
Net unrealized appreciation .................                   $  135,221
                                                                ==========

(8) ASSUMPTION OF EXPENSES
CFBDS has voluntarily agreed to pay the unwaived expenses of the Fund for the year ended December 31, 1997 which amounted to $124,752.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1997, the commitment fee allocated to the Fund was $8. Since the line of credit was established there have been no borrowings.

(10) SUBSEQUENT EVENT
At at Special Meeting on October 24, 1997, the Shareholders of the Fund approved certain proposals to allow the assets of the Fund to be invested in one or more investment companies. Additionally, the shareholders approved a Management Agreement with Citibank, to provide administrative services, and a new Rule 12b-1 Service Plan. These new agreements simplify and terminate the Fund's existing Administration, Distribution and Service Plan Agreements. Effective January 1, 1998 the Management fees and Service Plan fees may not exceed, on an annual basis, an amount equal to 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Effective March 2, 1998, the Fund will change its name from Landmark National Tax Free Income Fund to CitiFundsSM National Tax Free Income Portfolio and the Trust will change its name to CitiFundsSM Tax Free Income Trust.

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK NATIONAL TAX FREE INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark National Tax Free Income Fund, a separate series of Landmark Tax Free Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the two-year period ended December 31, 1997 and for the period August 17, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark National Tax Free Income Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 30, 1998